UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021

PTK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39377	84-2970136
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Wilshire Boulevard, Suite 240 Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

(213) 625-8886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one warrant to acquire one-half of one share of Common Stock, par value $0.0001	PTK.U	NYSE American, LLC
Common Stock, par value $0.0001	PTK	NYSE American, LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	PTK.WS	NYSE American, LLC

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Securities Holders

On September 28, 2021, PTK Acquisition Corp., a Delaware corporation (“PTK” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of least 10,684,686 shares (74%) of PTK’s issued and outstanding common stock held of record as of September 7, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Of these 10,684,686 shares of common stock, 2,875,000 were Class B common stock and 7,809,686 were Class A common stock. PTK’s stockholders voted on the following proposals at the Special Meeting, which were set forth in the prospectus/proxy statement for the Special Meeting that was filed with the Securities and Exchange Commission on August 27, 2021 (the “Final Prospectus”), each of which was approved. The final vote tabulation for each proposal is set forth below.

1.

The Business Combination Proposal. To adopt a proposal to adopt and approve the Business Combination Agreement, dated as of May 25, 2021 (the “Business Combination Agreement”), by and among PTK, Valens Semiconductor Ltd., a company organized under the laws of the State of Israel (“Valens”), and Valens Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Valens (“Merger Sub”), pursuant to which Merger Sub will merge with and into PTK, with PTK surviving the merger as a wholly-owned subsidiary of Valens (the “Business Combination”).

Votes For	Votes Against	Abstentions
10,514,908	169,678	100

2.

The Adjournment Proposal. To adopt a proposal to approve, a proposal to adjourn the special meeting to a later date or dates, if necessary, if the parties are not able to consummate the Business Combination.

Votes For	Votes Against	Abstentions
10,392,067	292,519	100

Item 8.01.	Other Events.

In connection with the stockholder vote at the Special Meeting, PTK’s public shareholders had the right to elect to redeem all or a portion of their Class A common stock for a per share price calculated in accordance with PTK’s organizational documents. PTK’s public shareholders holding 8,507,237 Class A common stock validly elected to redeem their public shares. PTK’s public shareholders who elected to redeem their public shares may revoke their elections, with our consent, at any time prior to the closing of the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between PTK and Valens, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the products and services offered by Valens and the markets in which it operates, and Valens’ projected future results. These forward-looking statements are generally identified by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by PTK and its management, and Valens and its management, as the case may be, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of PTK’s securities, (ii) the risk that the transaction may not be completed by PTK’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by PTK, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the shareholders of PTK and Valens, the satisfaction of the minimum trust account amount following redemptions by PTK’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the transaction on Valens’s business relationships, performance, and business generally, (vii) risks that the proposed Business Combination disrupts current plans of Valens and potential difficulties in Valens employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Valens or against PTK related to the Business Combination Agreement or the proposed Business Combination, (ix) the ability of Valens to list Valens ordinary shares on the NYSE, (x) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Valens plans to operate, variations in performance across competitors, changes in laws and regulations affecting Valens’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and to identify and realize additional opportunities, and (x) changes in general economic conditions, including as a result of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PTK’s most recent Annual Report on Form 10-K, the Registration Statement on Form F-4 and the included Final Prospectus and such other documents filed or that may be filed by PTK from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PTK and Valens assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: September 28, 2021	PTK ACQUISITION CORP.

	By:	/s/ Peter Kuo
Peter Kuo
Chief Executive Officer